EXHIBIT 32.2
                                  CERTIFICATION

                       Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


     In connection with this annual report on Form 10-KSB of State of Franklin Bancshares, Inc., I, Charles E. Allen, Jr., Chief Executive Officer of State of Franklin Bancshares, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of State of Franklin Bancshares, Inc.





Date:  March 25, 2005                        /s/ Charles E. Allen, Jr.
                                             -----------------------------------
                                             Charles E. Allen, Jr.
                                             Chief Executive Officer (principal
                                             accounting and financial officer)